UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 19, 2021
Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, 2nd Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ANH	New York Stock Exchange
Series A Cumulative Preferred Stock, $0.01 Par Value	ANHPRA	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, $0.01 Par Value	ANHPRB	New York Stock Exchange
Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value	ANHPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note

This Current Report on Form 8-K (this “8-K”) is being filed in connection with the consummation, on March 19, 2021 (the “Closing Date”), of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of December 6, 2020 (the “Merger Agreement”), by and among Ready Capital Corporation, a Maryland corporation (“Ready Capital”), RC Merger Subsidiary, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ready Capital (“Merger Sub”), and Anworth Mortgage Asset Corporation, a Maryland corporation (“Anworth”).  Pursuant to the Merger Agreement, on the Closing Date, Anworth merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”).  The combined company will continue to operate under the name “Ready Capital Corporation”, and its shares of common stock, par value $0.0001 per share (“Ready Capital Common Stock”), will continue to trade on the New York Stock Exchange (“NYSE”) under the ticker symbol “RC”.  The following events took place in connection with the consummation of the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 19, 2021, Ready Capital, Merger Sub, and Anworth completed the Merger pursuant to the terms of the Merger Agreement.  On the Closing Date, Anworth merged with and into Merger Sub, with Merger Sub continuing as the surviving company.  The Articles of Merger contemplated by the Merger Agreement were filed with the State Department of Assessments and Taxation of Maryland, with an effective time and date of 1:00 p.m., Eastern Time, on the Closing Date (the “Effective Time”).

At the Effective Time, each outstanding share of common stock, par value $0.01 per share, of Anworth (“Anworth Common Stock”) (other than shares held by Ready Capital or Merger Sub or by any wholly-owned subsidiary of Ready Capital, Merger Sub or Anworth, which were automatically cancelled and retired and ceased to exist) was converted into the right to receive from Ready Capital (i) 0.1688 newly issued shares of Ready Capital Common Stock, plus (ii) $0.61 in cash (together, the “Per Share Common Merger Consideration”).  No fractional shares of Ready Capital Common Stock will be issued in the Merger, and the value of any fractional interests to which a former holder of Anworth Common Stock is otherwise entitled will be paid in cash.

Additionally, at the Effective Time, (i) each outstanding share of 8.625% Series A Cumulative Preferred Stock, par value $0.01 per share, of Anworth (“Anworth Series A Preferred Stock”) was converted into the right to receive one newly issued share of newly designated 8.625% Series B Cumulative Preferred Stock, par value $0.0001 per share, of Ready Capital (“Ready Capital Series B Preferred Stock”), which has the same rights, preferences, and privileges as those of the Anworth Series A Preferred Stock, (ii) each outstanding share of 6.25% Series B Cumulative Convertible Preferred Stock, par value $0.01 per share, of Anworth (“Anworth Series B Preferred Stock”) was converted into the right to receive one newly issued share of newly designated 6.25% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share, of Ready Capital (“Ready Capital Series C Preferred Stock”), which has the same rights, preferences, and privileges as those of the Anworth Series B Preferred Stock, and (iii) each outstanding share of 7.625% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, of Anworth (“Anworth Series C Preferred Stock”) was converted into the right to receive one newly issued share of newly designated 7.625% Series D Cumulative Redeemable Preferred Stock, par value $0.0001 per share, of Ready Capital (“Ready Capital Series D Preferred Stock”), which has the same rights, preferences, and privileges as those of the Anworth Series C Preferred Stock.

Furthermore, at the Effective Time, (i) certain outstanding phantom share awards granted by Anworth under its 2014 Equity Compensation Plan or 2004 Equity Compensation Plan, as amended, became fully vested and then were immediately cancelled in exchange for the right to receive the Per Share Common Merger Consideration, (ii) the remaining outstanding non-vesting phantom share awards granted by Anworth were cancelled without consideration, and (iii) all outstanding dividend equivalent rights granted by Anworth under its 2007 Dividend Equivalent Rights Plan were cancelled, provided, that any accrued amounts which have not yet been paid with respect to any such dividend equivalent rights as of the Effective Time will be paid to the holders thereof as soon as practicable but in no event later than the first payroll date following the Effective Time.

The issuances of shares of Ready Capital Common Stock, Ready Capital Series B Preferred Stock, Ready Capital Series C Preferred Stock, and Ready Capital Series D Preferred Stock in connection with the Merger were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Ready Capital’s registration statement on Form S-4 (Registration No. 333-251863), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on February 9, 2021 (the “Ready Capital S-4 Registration Statement”).  The joint proxy statement/prospectus included in the Ready Capital S-4 Registration Statement contains additional information regarding the Merger and incorporates by reference additional information regarding the Merger from Current Reports on Form 8-K filed by Ready Capital and Anworth, respectively.

Per the terms of the transactions described in the Merger Agreement, approximately 16.8 million shares of Ready Capital Common Stock will be issued in connection with the Merger to former Anworth common stockholders, and former Anworth common stockholders will own approximately 23% of the common equity of Ready Capital as the combined company following the consummation of the Merger.

The foregoing description of the Merger and the other transactions contemplated by the Merger Agreement is only a summary, does not purport to be complete, and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to Anworth’s Current Report on Form 8-K filed with the SEC on December 8, 2020, and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this 8-K is incorporated into this Item 3.01 by reference.

In connection with the consummation of the Merger, Anworth notified the NYSE on the Closing Date that (i) each share of Anworth Common Stock issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive 0.1688 newly issued shares of Ready Capital Common Stock, plus $0.61 in cash, (ii) each share of Anworth Series A Preferred Stock issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive one newly issued share of newly designated Ready Capital Series B Preferred Stock, (iii) each share of Anworth Series B Preferred Stock issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive one newly issued share of newly designated Ready Capital Series C Preferred Stock, and (iv) each share of Anworth Series C Preferred Stock issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive one newly issued share of newly designated Ready Capital Series D Preferred Stock.  In connection with the foregoing, Anworth requested that the NYSE file with the SEC notifications of removal from listing on Form 25 with respect to each of the Anworth Common Stock, Anworth Series A Preferred Stock, Anworth Series B Preferred Stock, and Anworth Series C Preferred Stock, in order to effect the delisting of the Anworth Common Stock, Anworth Series A Preferred Stock, Anworth Series B Preferred Stock, and Anworth Series C Preferred Stock from the NYSE.  Such delistings will result in the termination of the registration of each of the Anworth Common Stock, Anworth Series A Preferred Stock, Anworth Series B Preferred Stock, and Anworth Series C Preferred Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Anworth (or Merger Sub, as successor by merger to Anworth) intends to file a Form 15 with the SEC to terminate the registration of the Anworth Common Stock, Anworth Series A Preferred Stock, Anworth Series B Preferred Stock, and Anworth Series C Preferred Stock under Section 12(g) of the Exchange Act, and Anworth’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, and Item 5.01 of this 8-K is incorporated into this Item 3.03 by reference.

At the Effective Time, pursuant to the Merger Agreement, (i) each outstanding share of Anworth Common Stock was converted into the right to receive the Per Share Common Merger Consideration, (ii) each outstanding phantom share award, granted by Anworth under its 2014 Equity Compensation Plan or 2004 Equity Compensation Plan, as amended, held by an independent director of Anworth, became fully vested and was settled for the Per Share Common Merger Consideration with respect to each share of Anworth Common Stock subject to such award, (iii) each outstanding share of Anworth Series A Preferred Stock was converted into the right to receive one newly issued share of newly designated Ready Capital Series B Preferred Stock, (iv) each outstanding share of Anworth Series B Preferred Stock was converted into the right to receive one newly issued share of newly designated Ready Capital Series C Preferred Stock, and (v) each outstanding share of Anworth Series C Preferred Stock was converted into the right to receive one newly issued share of newly designated Ready Capital Series D Preferred Stock.

As of the Effective Time, holders of Anworth Common Stock immediately prior to the Effective Time ceased to have any rights as common stockholders of Anworth (other than the right to receive the Per Share Common Merger Consideration from Ready Capital, or as otherwise provided by the Merger Agreement or by law).  As of the Effective Time, holders of Anworth Series A Preferred Stock, Anworth Series B Preferred Stock, and Anworth Series C Preferred Stock immediately prior to the Effective Time ceased to have any rights as preferred stockholders of Anworth (other than the right to receive shares of Ready Capital Series B Preferred Stock, Ready Capital Series C Preferred Stock, and Ready Capital Series D Preferred Stock, respectively, or as otherwise provided by the Merger Agreement or by law).

The rights of holders of capital stock of Ready Capital are governed by Ready Capital’s Articles of Incorporation, as amended, including the Articles Supplementary thereto, and Ready Capital’s Bylaws, as amended.  The description of the capital stock of Ready Capital has previously been set forth in the section entitled “Description of Ready Capital Stock” in the Ready Capital S-4 Registration Statement, which section is hereby incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01 and Item 3.03 of this 8-K is incorporated into this Item 5.01 by reference.

At the Effective Time, pursuant to the Merger Agreement, Anworth merged with and into Merger Sub, with Merger Sub continuing as the surviving company.  In connection with the consummation of the Merger, each outstanding share of Anworth Common Stock (other than shares held by Ready Capital or Merger Sub or by any wholly owned subsidiary of Ready Capital, Merger Sub or Anworth, which were automatically cancelled and retired and ceased to exist) was converted into the right to receive the Per Share Common Merger Consideration from Ready Capital.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this 8-K is incorporated into this Item 5.02 by reference.

At the Effective Time, and in connection with the Merger, each member of the board of directors of Anworth ceased to be a director of Anworth.  These directors are Joseph E. McAdams, Joe E. Davis, Robert C. Davis, Mark S. Maron, Joseph Lloyd McAdams, and Dominique Mielle.  Their respective resignations were not a result of any disagreements between Anworth and any of the directors on any matter relating to Anworth’s operations, policies or practices.

At the Effective Time, each of the officers of Anworth, Joseph E. McAdams and Charles J. Siegel, ceased to be an officer of Anworth.

Item 7.01	Regulation FD Disclosure.

On the Closing Date, Anworth and Ready Capital issued a joint press release announcing the completion of the Merger described above in Item 2.01 of this 8-K.  A copy of the press release is furnished as Exhibit 99.1 to this 8-K and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

The information included under this Item 7.01 (including Exhibit 99.1 to this 8-K) shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

In connection with the consummation of the Merger, Anworth terminated its 2018 Dividend Reinvestment and Stock Purchase Plan, effective as of the Closing Date.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.
Exhibit 2.1
Agreement and Plan of Merger, dated as of December 6, 2020, by and among Ready Capital, Merger Sub, and Anworth (incorporated by reference to Exhibit 2.1 to Anworth’s Current Report on Form 8-K filed on December 8, 2020).

	Exhibit 99.1*	Joint Press Release, dated March 19, 2021, announcing the completion of the Merger.
	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date: March 19, 2021	By:	/s/ Joseph E. McAdams
Chief Executive Officer and President